Portillo’s Adds Industry Veteran Jack Hartung to Board of Directors
Appointment Fortifies Acceleration of Portillo’s Growth

CHICAGO, January 10, 2025 – Portillo’s (NASDAQ: PTLO), the fast-casual restaurant concept known for its menu of Chicago-style favorites, today announced the appointment of Jack Hartung, President and Chief Strategy Officer at Chipotle, to Portillo’s Board of Directors, effective immediately.

"Jack Hartung has been a pioneer of the fast casual restaurant sector and an architect behind one of its greatest success stories. His experience driving operating excellence and developing restaurants with best-in-class cash-on-cash returns with Chipotle will be invaluable to Portillo's as we accelerate our growth in new markets across the country," said Mike Miles, Portillo's Chairman of the Board of Directors. “We appreciate Engaged Capital for the role they played in introducing us to Jack.”

Mr. Hartung has played a pivotal role in Chipotle's growth and success over the past 25 years, where he served as Chief Financial Officer for 22 years before moving into his current role of President and Chief Strategy Officer. After joining Chipotle in 2002 as CFO, he helped guide the company through its 2006 IPO and period of explosive growth, during which Chipotle expanded from fewer than 500 restaurants to over 3,600 locations nationwide while delivering a more than 60x return to shareholders.

Prior to Chipotle, he spent nearly two decades at McDonald's Corporation in various management positions, ultimately serving as Vice President and Chief Financial Officer of its Partner Brands Group. He currently serves on the Boards of Directors for The Honest Company and Zocdoc. Mr. Hartung began his career in public accounting and holds both a bachelor’s degree and MBA from Illinois State University.

"Growing up in the Chicago suburbs, I've long admired Portillo's commitment to quality food and exceptional service," said Mr. Hartung. "I've watched as they've successfully transformed from a Chicago icon into a national brand, while maintaining their high standards and unique culture. I look forward to joining the Board and helping write the next chapter of the Portillo's story."

With the addition of Mr. Hartung, Portillo’s Board now comprises eight directors, seven of whom are independent.

About Portillo’s
In 1963, Dick Portillo invested $1,100 to open the first Portillo's hot dog stand in Villa Park, Illinois, calling it "The Dog House." Today, Portillo's has grown to more than 90 restaurants across 10 states and is beloved for its Chicago-style hot dogs, Italian beef sandwiches, char-grilled burgers, fresh salads, and famous chocolate cake. Portillo's ships food to all 50 states via Portillos.com.

Investor Contact:
Investors@portillos.com

Media Contact:
ICR, Inc.
PortillosPR@icrinc.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

•risks related to or arising from our organizational structure;
•risks of food-borne illness and food safety and other health concerns about our food;
•risks relating to the economy and financial markets, including inflation, fluctuating interest rates, stock market activity, or other factors;
•the impact of unionization activities of our Team Members on our reputation, operations and profitability;
•risks associated with our reliance on certain information technology systems, including our new enterprise resource planning system, and potential failures or interruptions;
•privacy and cyber security risks related to information technology systems, including our digital ordering and payment platforms for our delivery business;
•the impact of competition, including from our competitors in the restaurant industry or our own restaurants;
•the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees;
•the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs of or ability to open new restaurants, or the sale of food and alcoholic beverages;
•the inability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline;
•the impact of consumer sentiment and other economic factors on our sales;
•increases in food and other operating costs, tariffs and import taxes, and supply shortages; and
•other risks identified in our filings with the Securities and Exchange Commission (the "SEC").

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements in this press release in the context of the risks and uncertainties disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, and subsequent filings with the SEC, which are available on the SEC's website at www.sec.gov.
The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.